▼ April 29, 2022

Institutional Shares Ticker
Fixed Income
Janus Henderson Flexible Bond Portfolio	JAFLX
Global & International
Janus Henderson Global Research Portfolio	JAWGX
Growth & Core
Janus Henderson Balanced Portfolio	JABLX
Janus Henderson Enterprise Portfolio	JAAGX
Janus Henderson Research Portfolio	JAGRX
Janus Aspen Series

Prospectus

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes five series (each, a “Portfolio” and collectively, the “Portfolios”) of Janus Aspen Series (the “Trust”). Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) (the “Adviser”) serves as investment adviser to each Portfolio.
Each Portfolio currently offers two classes of shares. The Institutional Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Table of contents

Portfolio summary
Janus Henderson Flexible Bond Portfolio	2
Janus Henderson Global Research Portfolio	8
Janus Henderson Balanced Portfolio	13
Janus Henderson Enterprise Portfolio	20
Janus Henderson Research Portfolio	24
Additional information about the Portfolios
Fees and expenses	28
Additional investment strategies and general portfolio policies	28
Risks of the Portfolios	35
Management of the Portfolios
Investment adviser	47
Management expenses	47
Investment personnel	50
Other information	53
Distributions and taxes	54
Shareholder’s guide
Pricing of portfolio shares	55
Administrative fees	56
Payments to financial intermediaries by the Adviser or its affiliates	56
Purchases	57
Redemptions	58
Excessive trading	59
Shareholder communications	61
Financial highlights	62
Glossary of investment terms	67
Explanation of rating categories	73
1 | Janus Aspen Series

Portfolio summary

Janus Henderson Flexible Bond Portfolio
Ticker:	JAFLX	Institutional Shares

Investment Objective
Janus Henderson Flexible Bond Portfolio (“Flexible Bond Portfolio”) seeks to obtain maximum total return, consistent with preservation of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.59%
Fee Waiver(1)	0.02%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.57%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.52% for at least a one-year period commencing on April 29, 2022. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Portfolio’s Board of Trustees.
EXAMPLE:
The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 60	$ 189	$ 329	$ 738

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 160% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, and money market instruments. The Portfolio may also invest in commercial loans (such as bank loans). The Portfolio may invest in fixed and floating rate obligations with varying durations. The Portfolio’s average portfolio duration typically ranges between three and seven years. As of December 31, 2021, the Portfolio’s average portfolio duration was 5.92 years.
2 | Janus Henderson Flexible Bond Portfolio

The Portfolio will invest at least 65% of its net assets in investment grade debt securities. The Portfolio will limit its investment in high-yield/high-risk bonds (also known as “junk” bonds) to 35% or less of its net assets. The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Portfolio may also invest in securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (these are known as “restricted securities”). The Portfolio may also invest in foreign securities, which may include investments in emerging market securities. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.
Additionally, the Portfolio may invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Portfolio’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Portfolio may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The Portfolio may take short positions on derivatives instruments.
The portfolio managers’ investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
•
Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
•
Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•
Prepayment risk is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in the Portfolio’s income or return potential.
•
Extension risk is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
3 | Janus Henderson Flexible Bond Portfolio

•
Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities may be subject to both extension risk and prepayment risk. These risks may reduce the Portfolio’s returns. In addition, investments in certain mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Loan Risk. Bank loans are obligations of companies or other entities sometimes entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged. Loans are subject to credit risk, interest rate risk, and liquidity risk.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Sovereign Debt Risk. Some investments in U.S. and non-U.S. government debt securities (“sovereign debt”), such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Floating Rate Obligations Risk. The Portfolio may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.
TBA Commitments Risk. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by
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the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Portfolio may be less favorable than expected. There is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Short Sales Risk. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability to accurately anticipate the future value of a security. The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Portfolio’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Portfolio to have higher expenses than those of other portfolios. In addition, due to the investment process of long and short positions, the Portfolio may be subject to additional transaction costs that may lower the Portfolio’s returns. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales. If the price of the security or derivative has increased in value, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. The Portfolio’s use of short sales may also have a leveraging effect on the Portfolio’s holdings and may increase losses and the volatility of returns.
Restricted Securities Risk. Securities that have limitations on their resale are referred to as “restricted securities.” Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
LIBOR Replacement Risk. Certain debt securities, derivatives, or other financial instruments utilize the London InterBank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit rates for many LIBOR settings and will continue to do so for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or other reference rates may adversely affect the Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on the Portfolio will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Portfolio until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
5 | Janus Henderson Flexible Bond Portfolio

Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	6.81%	Worst Quarter:	1st Quarter 2021	– 3.29%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Flexible Bond Portfolio
Institutional Shares	– 0.90%	4.24%	3.68%	6.06%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	– 1.54%	3.57%	2.90%	4.99%

The Portfolio’s primary benchmark index is the Bloomberg U.S. Aggregate Bond Index. The index is described below.
•
The Bloomberg U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.
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Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Global Research Portfolio
Ticker:	JAWGX	Institutional Shares

Investment Objective
Janus Henderson Global Research Portfolio (“Global Research Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.69%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.77%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 79	$ 246	$ 428	$ 954

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 20% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. Because the Portfolio’s investments in foreign securities are partially based on the composition of the Portfolio’s benchmark index, the MSCI World Indexsm, the Portfolio’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the benchmark index. The Portfolio may have significant exposure to emerging markets.
The Adviser’s equity research analysts, overseen by the Portfolio Oversight Team led by the Adviser’s Director of Research Matthew Peron (the “Central Research Team”), select investments for the Portfolio that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and
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defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Mr. Peron oversees the investment process and is responsible for the day-to-day management of the Portfolio. Although the Portfolio’s exposure to certain sectors may be higher than to others, it is expected that the Portfolio will be broadly diversified among a variety of sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the investment personnel’s belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Emerging Markets Risk. The risks of foreign investing are heightened when investing in emerging markets. Emerging market securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed
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securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Additionally, investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.43%	Worst Quarter:	1st Quarter 2020	– 20.69%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Global Research Portfolio
Institutional Shares	18.09%	16.70%	13.59%	9.23%
MSCI World Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	21.82%	15.03%	12.70%	8.02%
MSCI All Country World Indexsm (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	18.54%	14.40%	11.85%	N/A

The Portfolio’s primary benchmark index is the MSCI World Index. The Portfolio also compares its performance to the MSCI All Country World Index. The MSCI World Index is used to calculate the Portfolio’s performance fee adjustment. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The MSCI All Country World Index is designed to measure equity market performance in global developed and emerging markets.
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Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Matthew Peron is the Adviser’s Director of Research and Executive Vice President of the Portfolio, and has provided general oversight of the Central Research Team since April 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Balanced Portfolio
Ticker:	JABLX	Institutional Shares

Investment Objective
Janus Henderson Balanced Portfolio (“Balanced Portfolio”) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.62%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 63	$ 199	$ 346	$ 774

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 56% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. As of December 31, 2021, approximately 64.72% of the Portfolio’s assets were held in equity securities, including common stocks and preferred stocks, and 35.28% of the Portfolio’s assets were held in fixed-income securities and cash equivalents.
The Portfolio’s equity investments include, but are not limited to, common stocks, preferred stocks, and other securities with equity characteristics. The Portfolio’s fixed-income investments include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, and asset-backed securities. The Portfolio may also invest in money market instruments and commercial loans (such as bank loans). The Portfolio may invest in fixed and floating rate obligations with varying durations.
The Portfolio will limit its investments in high-yield/high-risk bonds (also known as “junk” bonds) to 35% of the fixed-income portion of its net assets. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Portfolio may also invest in securities that cannot be offered for public
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resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (these are known as “restricted securities”). The Portfolio may also invest in foreign securities, which may include investments in emerging market securities.
The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use forward currency contracts to offset risks associated with an investment, currency exposure, or market conditions and may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Portfolio’s exposure to derivatives will vary, and may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The Portfolio may take short positions on derivatives instruments.
In choosing investments for the Portfolio, the portfolio manager who focuses on the equity portion of the Portfolio applies a “bottom-up” approach. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that the equity portfolio manager may consider in his fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. The equity portfolio manager may generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.
The portfolio managers who focus on the fixed-income portion of the Portfolio use research-driven, “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The fixed-income portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets of its fixed-income investments as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Portfolio or the Portfolio receiving less income.
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Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
•
Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
•
Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•
Prepayment risk is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in the Portfolio’s income or return potential.
•
Extension risk is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
•
Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Mortgage- and asset-backed securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- and asset-backed securities may be subject to both extension risk and prepayment risk. These risks may reduce the Portfolio’s returns. In addition, investments in certain mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Loan Risk. Bank loans are obligations of companies or other entities sometimes entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged. Loans are subject to credit risk, interest rate risk, and liquidity risk.
Sovereign Debt Risk. Some investments in U.S. and non-U.S. government debt securities (“sovereign debt”), such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment
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obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the portfolio managers or if the cost of the derivative outweighs the benefit of the hedge.
Floating Rate Obligations Risk. The Portfolio may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
TBA Commitments Risk. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Portfolio may be less favorable than expected. There is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Short Sales Risk. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability to accurately anticipate the future value of a security. The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Portfolio’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Portfolio to have higher expenses than those of other portfolios. In addition, due to the investment process of long and short positions, the Portfolio may be subject to additional transaction costs that may lower the Portfolio’s returns. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales. If the price of the security or derivative has increased in value, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. The Portfolio’s use of short sales may also have a leveraging effect on the Portfolio’s holdings and may increase losses and the volatility of returns.
Restricted Securities Risk. Securities that have limitations on their resale are referred to as “restricted securities.” Investments in restricted securities, including securities issued under Regulation S and Rule 144A, could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
LIBOR Replacement Risk. Certain debt securities, derivatives, or other financial instruments utilize the London InterBank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit rates for many LIBOR settings and will continue to do so for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons,
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the elimination of LIBOR or other reference rates may adversely affect the Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on the Portfolio will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on the Portfolio until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	12.92%	Worst Quarter:	1st Quarter 2020	– 11.58%

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Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Balanced Portfolio
Institutional Shares	17.20%	14.39%	11.81%	10.42%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%	10.73%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	– 1.54%	3.57%	2.90%	4.99%
Balanced Index (reflects no deduction for fees, expenses, or taxes)	14.32%	11.87%	10.46%	8.39%

The Portfolio’s primary benchmark index is the S&P 500 Index. The Portfolio also compares its performance to the Bloomberg U.S. Aggregate Bond Index and the Balanced Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The Bloomberg U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.
•
The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500 Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%).

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2019. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

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Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Enterprise Portfolio
Ticker:	JAAGX	Institutional Shares

Investment Objective
Janus Henderson Enterprise Portfolio (“Enterprise Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.71%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 73	$ 227	$ 395	$ 883

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 17% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2021, they ranged from approximately $181 million to $55.8 billion. The Portfolio may also invest in foreign securities, which may include investments in emerging markets. In addition, the Portfolio’s investments may include securities of real estate-related companies, including real estate investment trusts.
The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

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Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the portfolio managers’ belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Foreign Exposure Risk. Foreign markets, including emerging markets, can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio. The Portfolio’s investments in emerging market countries, if any, may involve risks greater than, or in addition to, the risks of investing in more developed countries.
REIT Risk.  Real estate investment trusts (“REITs”) are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio.
21 |  Janus Henderson Enterprise Portfolio

Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.10%	Worst Quarter:	1st Quarter 2020	– 24.39%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Enterprise Portfolio
Institutional Shares	16.83%	19.13%	17.23%	11.91%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	12.73%	19.83%	16.63%	11.03%

The Portfolio’s primary benchmark index is the Russell Midcap Growth Index. The index is described below.
•
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
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Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Managers:  Brian Demain, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since November 2007. Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since July 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Research Portfolio
Ticker:	JAGRX	Institutional Shares

Investment Objective
Janus Henderson Research Portfolio (“Research Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.52%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.60%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 61	$ 192	$ 335	$ 750

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 33% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
The Adviser’s equity research analysts, overseen by the Portfolio Oversight Team led by the Adviser’s Director of Research Matthew Peron (the “Central Research Team”), select investments for the Portfolio that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward
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opportunities. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Mr. Peron oversees the investment process and is responsible for the day-to-day management of the Portfolio. Although the Portfolio’s exposure to certain sectors may be higher than to others, it is expected that the Portfolio will be broadly diversified among a variety of sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.
The Portfolio may lend portfolio securities on a short-term or long-term basis to certain qualified broker-dealers and institutions, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The market value of the Portfolio’s investments, and therefore the value of the Portfolio’s shares, may decrease if the value of an individual company or security, or multiple companies or securities, decreases or if the investment personnel’s belief about an investment’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as terrorism, conflicts, including related sanctions, social unrest, natural disasters, epidemics and pandemics, including COVID-19) adversely interrupt the global economy and financial markets.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities. The Portfolio’s Central Research Team compares and broadly matches the Portfolio’s sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Portfolio underperformance relative to indices less biased toward growth stocks.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries or sectors, it may have a significant portion of its assets invested in securities of companies conducting similar business, or business within the same economic sector. Companies in the same industry or economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than funds that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results. The Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral
25 | Janus Henderson Research Portfolio

provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio’s expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more supplemental indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.72%	Worst Quarter:	4th Quarter 2018	– 16.07%

Average Annual Total Returns (periods ended 12/31/21)
	1 Year	5 Years	10 Years	Since Inception (9/13/93)
Research Portfolio
Institutional Shares	20.33%	21.99%	17.45%	10.10%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	27.60%	25.32%	19.79%	11.38%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	28.71%	18.47%	16.55%	10.73%

The Portfolio’s primary benchmark index is the Russell 1000 Growth Index. The Portfolio also compares its performance to the S&P 500 Index. The Russell 1000 Growth Index is used to calculate the Portfolio’s performance fee adjustment. The indices are described below.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
26 | Janus Henderson Research Portfolio

•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Matthew Peron is the Adviser’s Director of Research and Executive Vice President of the Portfolio, and has provided general oversight of the Central Research Team since April 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the NAV next calculated after your order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Additional information about the Portfolios

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2021.
•
“Annual Fund Operating Expenses” are paid out of a Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by each Portfolio to the Adviser. Global Research Portfolio and Research Portfolio each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.60% for Global Research Portfolio and 0.64% for Research Portfolio. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
may include acquired fund fees and expenses, which are indirect expenses a Portfolio may incur as a result of investing in shares of an underlying fund, to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that a Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to Janus Henderson Services US LLC (the “Transfer Agent”), the Portfolios’ transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
°
may include any other transfer agent fees and expenses, custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses.
•
The Adviser has contractually agreed to waive and/or reimburse certain Portfolios’ “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on April 29, 2022. The expense limits are described in the “Management Expenses” section of this Prospectus.
•
All expenses in a Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolios’ Board of Trustees (“Trustees”) may change each Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Portfolio has an 80% investment policy, the Portfolio will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary sections, including the types of securities each Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolios may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Portfolio’s composition can change over time. Except for the Portfolios’ policies with respect to illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally
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apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit, other than illiquid investments and borrowing, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
The portfolio managers’ investment process for Flexible Bond Portfolio is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
The Central Research Team, overseen by the Portfolio Oversight Team led by the Adviser’s Director of Research Matthew Peron, selects investments for Global Research Portfolio and Research Portfolio that represent their high-conviction investment ideas in all market capitalizations, styles, and with respect to Global Research Portfolio, geographies. The Central Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Central Research Team may find high-conviction investment ideas anywhere in the world with respect to the Portfolios, the Central Research Team emphasizes investments in securities of U.S.-based issuers for Research Portfolio. Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Balanced Portfolio pursues its investment objective by normally investing 35-65% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. In choosing investments for the Portfolio, the portfolio manager who focuses on the equity portion of the Portfolio applies a “bottom-up” approach and looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that the equity portfolio manager may consider in his fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. The equity portfolio manager may generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings. The portfolio managers who focus on the fixed-income portion of the Portfolio use research-driven, “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. The fixed-income portfolio managers evaluate expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators.
Enterprise Portfolio may invest substantially all of its assets in common stock selected for their growth potential. The portfolio managers apply a “bottom-up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning.
Unless the investment objective or policies prescribe otherwise, the portfolio managers and/or investment personnel may consider selling a holding if, among other things, the security reaches the portfolio managers’ and/or investment personnel’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The portfolio managers and/or investment personnel may also consider selling a Portfolio holding to meet redemptions.
Cash Position
The Portfolios may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio’s cash or similar investments may increase. Due to differing investment strategies, the cash positions among the Portfolios may vary significantly. When a Portfolio’s investments in cash or similar investments increase, it may not
29 | Janus Aspen Series

participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Emerging Markets
Within the parameters of its specific investment policies, each Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Emerging market countries in which a Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
Foreign Securities
Each Portfolio may invest in foreign securities. The portfolio managers and/or investment personnel seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest and the Portfolios may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield/High-Risk Bonds
A high-yield/high-risk bond (also known as a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.
Illiquid Investments
Each Portfolio will not acquire any illiquid investment if, immediately after the acquisition, a Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Inflation-Linked Securities
A Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Portfolio.
In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at
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maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Initial Public Offerings and Secondary Offerings
A Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Portfolio may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of a Portfolio’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. The use of other investment techniques, such as short sales and certain derivative transactions, can also create a leveraging effect on a Portfolio.
Loans
Flexible Bond Portfolio and Balanced Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of a Portfolio’s total assets.
Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
Certain Portfolios may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.
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A Portfolio may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio’s yield and return.
Portfolio Turnover
In general, each Portfolio intends to purchase securities for long-term investment, although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio (including due to shareholder purchases and redemptions), the nature of a Portfolio’s investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Portfolio’s holdings whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolios.
Due to the nature of the securities in which Flexible Bond Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolios’ historical turnover rates.
Real Estate-Related Securities
Each Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities (such as real estate operation companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITS, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.
Securities Lending
The Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. A Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be
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returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Portfolios may invest in short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. With the exception of Flexible Bond Portfolio and Balanced Portfolio, each Portfolio’s gross notional exposure to short positions may not exceed 10% of each Portfolio’s net assets. Flexible Bond Portfolio’s gross notional exposure to short positions may not exceed 50% of the Portfolio’s net assets. Balanced Portfolio’s gross notional exposure to short positions may not exceed 50% of the net assets in the Portfolio’s fixed-income portion, and may not exceed 10% of the net assets in the Portfolio’s equity portion.
A Portfolio may also engage in short sales “against the box” and options for hedging purposes that are not subject to the limits set forth above. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the stock sold short. If a short squeeze occurs, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Portfolio’s losses are potentially unlimited in a short sale transaction. A Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a Portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.
A Portfolio’s investments in short positions through derivative instruments may expose the Portfolio to similar risks. A short derivative position involves a Portfolio writing (selling) a derivative with the anticipation of a price decrease of the underlying asset. To the extent that a Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. In this regard, if the price of the security or derivative has increased in value, then a Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales and short derivatives positions have a leveraging effect on a Portfolio, which may increase the Portfolio’s volatility.
Special Situations
Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows
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may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
Certain Portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, and total return are described in the “Glossary of Investment Terms.”
TBA Commitments
A Portfolio may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government Securities
Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Portfolio, with the exception of Flexible Bond Portfolio, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios’ assets or reducing risk; however, they may not achieve the Portfolios’ investment objectives. These securities and strategies may include:
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debt securities (such as bonds, notes, sovereign debt, and debentures)
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other investment companies (such as exchange-traded funds)
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preferred stocks and securities convertible into common stocks or preferred stocks
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indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
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various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions
Unless otherwise stated within its specific investment policies, Flexible Bond Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
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equity securities (such as stocks or any other security representing an ownership interest)
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other investment companies (such as exchange-traded funds)
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preferred stocks and securities convertible into common stocks or preferred stocks
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pass-through securities including mortgage dollar rolls
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collateralized debt obligations, collateralized mortgage obligations, and other similarly structured securities
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pay-in-kind, and step coupon securities
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various derivative transactions including, but not limited to, options, futures on U.S. and foreign exchanges, forwards, swap agreements, warrants, participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions

Risks of the Portfolios
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may invest in stocks, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolios, including those risks that are summarized in the Portfolio Summary sections. This information also includes descriptions of other risks a Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on a Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Collateralized Debt Obligation Risk. A Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Portfolio may invest in CDOs that are
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subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligation Risk. A Portfolio may invest in collateralized mortgage obligations (“CMOs”), which are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Portfolio invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Adviser, it is possible that a Portfolio could lose all or substantially all of its investment.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk. Through a Portfolio’s investments in fixed-income securities, a Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Portfolio’s return and yield. If a security has not received a rating, a Portfolio must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Portfolio’s returns and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Portfolio to be more volatile than if it had not used leverage.
The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s and/or investment personnel’s use of derivative investments will benefit the Portfolios. A Portfolio’s
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performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Portfolio enters into short derivative positions, a Portfolio may be exposed to risks similar to those associated with short sales, including the risk that a Portfolio’s losses are theoretically unlimited.
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Forward Foreign Currency Exchange Contract Risk. Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact a Portfolio’s performance. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Portfolio, which will expose the Portfolio to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to a Portfolio and may force the Portfolio to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent a Portfolio from divesting of a forward currency contract at the optimal time and may adversely affect a Portfolio’s returns and net asset value.
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Futures and Swaps Related to Interest Rate Risk. A Portfolio’s investments in interest rate futures, swaps, or futures on interest rate sensitive securities entail the risk that the portfolio managers’ and/or investment personnel’s prediction of the direction of interest rates is wrong, and the Portfolio could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures or swaps markets, or an imperfect correlation between the underlying instrument and the interest rate the portfolio managers and/or investment personnel are seeking to hedge, a correct forecast of general interest rate trends by the portfolio managers and/or investment personnel may not result in the successful use of futures and swaps related to interest rates.
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Index Credit Default Swaps Risk. If a Portfolio holds a long position in an index credit default swap (“CDX”), the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, a Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty.
Emerging Markets Risk. Within the parameters of its specific investment policies, each Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investments.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, a Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency
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compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that a Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. A Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
Emerging market countries in which a Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Exchange-Traded Funds Risk. A Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Portfolio invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Portfolio invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk. The Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Portfolio’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest
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rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Portfolio’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause a Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in a Portfolio’s income or return potential. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which a Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer of the security. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that a portfolio manager would like or at the price a portfolio manager believes the security is currently worth. To the extent a Portfolio invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Portfolio invests in derivatives tied to fixed-income securities, such Portfolio may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives.
The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed-income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. A Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates. These developments could cause a Portfolio’s net asset value to fluctuate or make it more difficult for the Portfolio to accurately value its securities. If rising interest rates cause the Portfolio to lose enough value, the Portfolio could also face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within a Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Foreign Exposure Risk. Within the parameters of its specific investment policies, each Portfolio may invest in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Additionally, such risk may be present with respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
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Currency Risk. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
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Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict a Portfolio’s ability to buy affected securities or force a Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
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Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
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Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
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Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Portfolio. Such factors may hinder a Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
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Geographic Concentration Risk. To the extent that a Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified portfolio, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Portfolio’s performance.
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Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Growth Securities Risk. The Portfolios invest in companies that the portfolio managers and/or investment personnel believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a portfolio manager’s and/or investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing a Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
High-Yield/High-Risk Bond Risk. High-yield/high-risk bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic
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sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Portfolio’s exposure to industry and sector risk.
Inflation-Related Investments Risk. Inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities normally will decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed-income securities with similar durations. Except for a Portfolio’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to a Portfolio.
Initial Public Offering and Secondary Offering Risk. A Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Portfolios, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. Although IPO investments may have had a positive impact on certain Portfolios’ performance in the past, there can be no assurance that the Portfolios will identify favorable IPO investment opportunities in the future. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. In addition, as a Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
A Portfolio may purchase shares in secondary offerings. Secondary offerings may expose a Portfolio to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a portfolio to the extent that it has a small asset base and the portfolio may not experience similar performance as its assets grow. Secondary offering shares frequently are volatile in price. As a result, a Portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Portfolio and may lead to increased expenses for a Portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. Flexible Bond Portfolio may manage interest rate risk by varying the average-weighted effective maturity of the holdings to reflect an analysis of interest rate trends and other factors. Flexible Bond Portfolio’s average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. A Portfolio may also use futures, swaps, options, and other derivatives to manage interest rate risk. The income component of Balanced Portfolio’s holdings includes fixed-income securities.
Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivatives may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
LIBOR Replacement Risk. Certain debt securities, derivatives, or other financial instruments utilize the London InterBank Offered Rate (“LIBOR”) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit rates for many LIBOR settings and will continue to do so for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The elimination of LIBOR or other reference rates and the transition process away from LIBOR could adversely impact (i) volatility and liquidity in markets that are tied to those
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reference rates, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) the availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or other reference rates may adversely affect a Portfolio’s performance and/or net asset value. Alternatives to LIBOR are established or in development in most major currencies including the Secured Overnight Financing Rate (“SOFR”) that is intended to replace the U.S. dollar LIBOR.
The effect of the discontinuation of LIBOR or other reference rates on a Portfolio will vary depending on, among other things (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR or other reference rates on a Portfolio until new reference rates and fallbacks for both legacy and new products, instruments, and contracts are commercially accepted.
Liquidity Risk. A Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Portfolio’s value or prevent such Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Portfolio invests in restricted securities that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Loan Risk. Flexible Bond Portfolio and Balanced Portfolio may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
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Bank Loan Risk. The bank loans in which Flexible Bond Portfolio and Balanced Portfolio invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because the Adviser, in the course of investing a Portfolio’s assets in loans, may have access to material non-public information regarding the borrower, the ability of a Portfolio to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent a Portfolio invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment, including Eurozone risk.
If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause a Portfolio to lose income or principal on a particular investment, which in turn could affect a Portfolio’s returns, and you could lose money.
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Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Portfolio. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in a Portfolio realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to a Portfolio.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Portfolio’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, a Portfolio may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Portfolio).
A Portfolio may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. A Portfolio may also invest in other floating rate debt securities or other investments. For example, a Portfolio may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from a Portfolio’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. A Portfolio’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
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Bridge Loan Risk. Investments in bridge loans subject a Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
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DIP Loan Risk. Investments in debtor-in-possession (“DIP”) loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, a Portfolio’s only recourse will be against the property securing the DIP loan.
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Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Market Risk. The value of a Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the Portfolio decreases or if the portfolio managers’ and/or investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. As discussed in more detail under “Fixed-Income Securities Risk,” the end of quantitative easing and/or rising interest rates could cause the value of a Portfolio to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
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COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on a Portfolio and its investments, a Portfolio’s ability to meet redemption requests, and the processes and operations of a Portfolio’s service providers, including the Adviser.
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Russia/Ukraine Invasion.  Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Money Market Fund Investment Risk. The Portfolios may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, the Portfolios will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and, therefore, a Portfolio, through its investment in a money market fund, may not achieve its investment objective. To the extent a Portfolio transacts in instruments such as derivatives, such Portfolio may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from such Portfolio’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their NAVs. Certain money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (the “SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating NAV requirements. In addition, certain money market funds may impose a fee upon sale of shares or may temporarily suspend the ability to sell shares of the money market fund if the money market fund’s liquidity falls below required minimums because of market conditions or other factors.
There can be no assurance that a Portfolio’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that a Portfolio directly bears, a Portfolio indirectly bears the fees and expenses of any money market fund in which it invests. To the extent these fees and expenses are expected to equal or exceed 0.01% of a Portfolio’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses section set forth in this Prospectus.
Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio’s returns because the Portfolio will have to reinvest that money at lower prevailing interest rates. Investments in certain mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
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CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Portfolio’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Portfolio could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Portfolio Management Risk. The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results. A Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Private Placements and Other Restricted Securities Risk. Investments in private placements and other restricted securities could decrease a Portfolio’s liquidity profile or prevent a Portfolio from disposing of them promptly at advantageous prices. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other restricted security.
REIT Risk. To the extent that a Portfolio holds REITs and REIT-like entities, it may be subject to the additional risks associated with REIT and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which a Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. A Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of a Portfolio’s expenses. The value of investments REOCs will generally be affected by the same factors that adversely affect REIT investments; however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.
Additionally, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.
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Small- and Mid-Sized Companies Risk. A Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small- and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Portfolio’s returns, especially as market conditions change.
Sovereign Debt Risk. A Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments Risk. A Portfolio may enter into “to be announced” or “TBA” commitments. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to a Portfolio may be less favorable than expected. There is a risk that the security that a Portfolio buys will lose value between the purchase and settlement dates. When a Portfolio sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. A Portfolio is generally not required to pay for the TBA security until the settlement date and, as a result, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
Warrants and Rights Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities Risk. These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, a Portfolio may lose its entire investment. A Portfolio generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though the Portfolio will not receive all of the income on a current basis or in cash. Thus, a Portfolio may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
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Management of the Portfolios

Investment adviser
Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Effective January 3, 2022, the Adviser changed its name from Janus Capital Management LLC to Janus Henderson Investors US LLC. The Adviser is responsible for the day-to-day management of the Portfolios’ investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios’ investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of each Portfolio.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).
Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Portfolio’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Portfolio’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to a Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Portfolio. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
The Adviser furnishes certain administration, compliance, and accounting services to the Portfolios, including providing office space for the Portfolios and providing personnel to serve as officers to the Portfolios. The Portfolios reimburse the Adviser for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, including the Portfolios’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolios. The Portfolios pay these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolios.

Management expenses
Each Portfolio pays the Adviser an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Portfolio’s investment advisory fee is calculated daily and paid monthly. Each Portfolio’s advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay.
The following tables reflect each Portfolio’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to the Adviser (gross and net of fee waivers, if applicable).
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Fixed-Rate Investment Advisory Fee
The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio’s average daily net assets.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2021)
Fixed Income
Flexible Bond Portfolio(1)	First $300 Million	0.55	0.48
	Over $300 Million	0.45
Growth & Core
Balanced Portfolio	All Asset Levels	0.55	0.55
Enterprise Portfolio	All Asset Levels	0.64	0.64

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain level for at least a one-year period commencing on April 29, 2022. Application of an expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is reflected in the actual investment advisory fee rate shown.
Performance-Based Investment Advisory Fee
As reflected in the table below, Global Research Portfolio and Research Portfolio each pay an investment advisory fee rate that may adjust up or down based on each Portfolio’s performance relative to the cumulative investment record of its benchmark index over a rolling 36-month performance measurement period. The second column in the table below shows each Portfolio’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Portfolio’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Portfolio’s base fee rate plus or minus the performance adjustment over the period. This fourth column shows the actual amount of the investment advisory fee rate paid by each Portfolio as of the end of the fiscal year.
As an example, if a Portfolio outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Portfolio underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Portfolio Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted/Actual Investment Advisory Fee Rate (%) (for the fiscal year ended December 31, 2021)
Global Research Portfolio	0.60	± 6.00%	0.69
Research Portfolio	0.64	± 5.00%	0.52

For Global Research Portfolio and Research Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance
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adjustment either increases or decreases the base fee depending on how well each Portfolio has performed relative to its benchmark index as shown below:
Portfolio Name	Benchmark Index
Global Research Portfolio	MSCI World Index
Research Portfolio	Russell 1000 Growth Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to the Adviser by each Portfolio in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month rolling performance measurement period.
No Performance Adjustment is applied unless the difference between a Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses whereas a Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
The investment performance of a Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of that Portfolio’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of each Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of each Portfolio.
A discussion regarding the basis for the Trustees’ approval of the Portfolios’ investment advisory agreements is included in each Portfolio’s annual report (for the period ending December 31) and semiannual report (for the period ending June 30) to shareholders. You can request the Portfolios’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. The reports are also available, free of charge, at janushenderson.com/VIT.
Expense Limitation
The Adviser has contractually agreed to waive the advisory fee payable by Flexible Bond Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. The Adviser has agreed to continue the waiver for at least a one-year period commencing on April 29, 2022. For information
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about how the expense limit affects the total expenses of the Portfolio, if applicable, see the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of the Prospectus. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitation noted.
Portfolio Name	Expense Limit Percentage (%)
Flexible Bond Portfolio	0.52

Investment personnel
Flexible Bond Portfolio

Co-Portfolio Managers Michael Keough and Greg Wilensky are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since December 2015. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
Greg Wilensky, CFA, is Head of U.S. Fixed-Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in January 2020, he was Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein since 2007. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master’s degree in Business Administration from the University of Chicago. He holds the Chartered Financial Analyst designation.
Global Research Portfolio

The Central Research Team selects investments for Global Research Portfolio and has done so since May 2013. The Central Research Team consists of the Adviser’s equity research analysts overseen by the Portfolio Oversight Team led by Matthew Peron.
Matthew Peron is the Adviser’s Director of Research and Executive Vice President of Global Research Portfolio. Mr. Peron is primarily responsible for the day-to-day operations of the Portfolio. He leads the Portfolio Oversight Team that reviews the Portfolio’s risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in April 2020, he was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.
Balanced Portfolio

Co-Portfolio Managers Jeremiah Buckley, Michael Keough, and Greg Wilensky are responsible for the day-to-day management of the Portfolio. Messrs. Keough and Wilensky focus on the fixed-income portion of the Portfolio. Mr. Buckley focuses on the equity portion of the Portfolio.
Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. He holds the Chartered Financial Analyst designation.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since December 2019. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser in January 2007. Mr. Keough holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
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Greg Wilensky, CFA, is Head of U.S. Fixed-Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in January 2020, he was Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein since 2007. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master’s degree in Business Administration from the University of Chicago. He holds the Chartered Financial Analyst designation.
Enterprise Portfolio

Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Portfolio. Mr. Demain, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Brian Demain, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree (summa cum laude) in Economics from Princeton University, where he was a recipient of the Daniel L. Rubinfeld ’67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.
Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst designation.
Research Portfolio

The Central Research Team selects investments for Research Portfolio and has done so since May 2017. The Central Research Team consists of the Adviser’s equity research analysts overseen by the Portfolio Oversight Team led by Matthew Peron.
Matthew Peron is the Adviser’s Director of Research and Executive Vice President of Research Portfolio. Mr. Peron is primarily responsible for the day-to-day operations of the Portfolio. He leads the Portfolio Oversight Team that reviews the Portfolio’s risks, overall structure, and guidelines and has done so since April 2020. Mr. Peron is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in April 2020, he was Chief Investment Officer for City National Rochdale since 2018. Prior to serving in that role, Mr. Peron held various positions at Northern Trust, including serving as Executive Vice President and Managing Director of Global Equity, and as a member of the asset allocation committee.
Information about the portfolio managers’ and/or investment personnel’s compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Portfolio(s) that they manage and certain other mutual funds advised by the Adviser, is included in the SAI.
Conflicts of Interest
The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, the Adviser manages the Janus Henderson “funds of funds,” which are funds that invest primarily in other mutual funds that are managed by the Adviser. Because the Adviser manages the Janus Henderson “funds of funds” and the Janus Henderson funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Janus Henderson funds. Purchases and redemptions of fund shares by a Janus Henderson “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains. In addition, redemptions by a Janus Henderson “fund of funds” could cause actual expenses to increase, or could result in a fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the fund’s expense ratio. The impact of these
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transactions is likely to be greater when a Janus Henderson “fund of funds” purchases, redeems, or owns a substantial portion of a fund’s shares. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios’ SAI.
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Other information

Classes of Shares
Only Institutional Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
A Portfolio may limit sales of its Shares to new investors. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolios
The Portfolios are distributed by Janus Henderson Distributors US LLC (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Portfolios, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. A portion of a Portfolio’s distributions received from REITs may be classified as a return of capital for federal income tax purposes. As a result, the Portfolio is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a portfolio that does not invest in REITs. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolios.
How Distributions Affect a Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the Shares have been held. Undistributed dividends and net capital gains are included in each Portfolio’s daily net asset value (“NAV”). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolios may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolios
Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.
The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If a Portfolio invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select specific Portfolios as investment options for a contract or a qualified retirement plan.
With certain exceptions, the Portfolios are generally available only to shareholders residing in the United States and employees of the Adviser or its affiliates. For purposes of this policy, the Portfolios require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day’s price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.
Securities held by the Portfolios are valued in accordance with policies and procedures established by and under the oversight of the Trustees. To the extent available, domestic and foreign equity securities traded on a securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Portfolios use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, a Portfolio’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a
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portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolios’ valuation and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

Administrative fees
The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of each Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolios. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolios.

Payments to financial intermediaries by the Adviser or its affiliates
From its own assets, the Adviser or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries.
The Adviser or its affiliates pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, the Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries
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to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Under certain circumstances, the Portfolios may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf. As discussed under “Payments to Financial Intermediaries by the Adviser or its Affiliates,” the Adviser and its affiliates make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.
Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios’ policy on excessive trading, refer to “Excessive Trading.”
The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with the Adviser and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of that
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Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. The Adviser intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of the Adviser is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of each Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolios typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and the Adviser’s affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s Shares. Redemptions by these large shareholders of their holdings in a Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect a Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

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Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolios are intended for long-term investment purposes, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios’ excessive trading policies and procedures may be cancelled or rescinded by a Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures. As described below, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios’ shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
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trade monitoring; and
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fair valuation of securities as described under “Pricing of Portfolio Shares.”
The Portfolios monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolios at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio’s investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Portfolios’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios’ excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios’ excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.
In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolios’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds,” which is a fund that primarily invests in other Janus Henderson funds; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
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The Portfolios’ policies and procedures regarding excessive trading may be modified at any time by the Portfolios’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Portfolio’s long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted valuation policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by a Portfolio.
Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios’ identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
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Full Holdings. A schedule of each Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Portfolio at janushenderson.com/VIT. A complete schedule of each Portfolio’s holdings is also available semiannually and annually in shareholder reports and, after the first and third fiscal quarters, in Form N-PORT. Information reported in shareholder reports and in Form N-PORT will be made publicly available within 60 days after the end of the respective fiscal quarter. Each Portfolio’s shareholder reports and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. In addition, each Portfolio’s shareholder reports are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free).
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Top Holdings. Each Portfolio’s top portfolio holdings, in order of position size and as a percentage of a Portfolio’s total portfolio, are available monthly with a 15-day lag.
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Other Information. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including
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the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Henderson’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer or a designee. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolios’ holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios’ SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio’s investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
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Financial highlights

The financial highlights tables are intended to help you understand the Portfolios’ financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Flexible Bond Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.75	$11.88	$11.21	$11.69	$11.62
Income from investment operations:
Net investment income/(loss)(1)	0.21	0.28	0.34	0.33	0.30
Net gain/(loss) on securities (both realized and unrealized)	(0.33)	0.96	0.72	(0.45)	0.12
Total from investment operations	(0.12)	1.24	1.06	(0.12)	0.42
Less distributions:
Dividends (from net investment income)	(0.25)	(0.37)	(0.39)	(0.36)	(0.35)
Distributions (from capital gains)	(0.33)	—	—	—	—
Total distributions	(0.58)	(0.37)	(0.39)	(0.36)	(0.35)
Net asset value, end of period	$12.05	$12.75	$11.88	$11.21	$11.69
Total return(2)	(0.90)%	10.48%	9.57%	(1.00)%	3.62%
Net assets, end of period (in thousands)	$136,115	$145,792	$162,620	$240,427	$292,251
Average net assets for the period (in thousands)	$137,695	$156,575	$208,624	$266,429	$319,492
Ratio of gross expenses to average net assets	0.59%	0.60%	0.60%	0.61%	0.60%
Ratio of net expenses to average net assets	0.58%	0.59%	0.60%	0.61%	0.60%
Ratio of net investment income/(loss) to average net assets	1.72%	2.28%	2.89%	2.88%	2.51%
Portfolio turnover rate(3)	160%	139%	177%	238%	130%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
(3)
Portfolio turnover rate excludes TBA (to be announced) purchase and sales commitments.
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Global Research Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$63.62	$56.59	$47.13	$51.20	$40.63
Income from investment operations:
Net investment income/(loss)(1)	0.39	0.39	0.60	0.62	0.51
Net gain/(loss) on securities (both realized and unrealized)	10.90	10.04	12.67	(4.09)	10.45
Total from investment operations	11.29	10.43	13.27	(3.47)	10.96
Less distributions:
Dividends (from net investment income)	(0.36)	(0.41)	(0.54)	(0.60)	(0.39)
Distributions (from capital gains)	(3.27)	(2.99)	(3.27)	—	—
Total distributions	(3.63)	(3.40)	(3.81)	(0.60)	(0.39)
Net asset value, end of period	$71.28	$63.62	$56.59	$47.13	$51.20
Total return(2)	18.09%	20.06%	29.04%	(6.87)%	27.03%
Net assets, end of period (in thousands)	$653,853	$600,868	$539,915	$463,402	$540,594
Average net assets for the period (in thousands)	$636,425	$516,468	$511,859	$533,418	$512,287
Ratio of gross expenses to average net assets	0.77%	0.84%	0.79%	0.60%	0.64%
Ratio of net expenses to average net assets	0.77%	0.84%	0.79%	0.60%	0.64%
Ratio of net investment income/(loss) to average net assets	0.57%	0.72%	1.13%	1.19%	1.05%
Portfolio turnover rate	20%	33%	36%	36%	41%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
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Balanced Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$43.58	$39.48	$33.75	$35.27	$30.32
Income from investment operations:
Net investment income/(loss)(1)	0.42	0.61	0.74	0.66	0.64
Net gain/(loss) on securities (both realized and unrealized)	7.03	4.86	6.74	(0.42)	4.92
Total from investment operations	7.45	5.47	7.48	0.24	5.56
Less distributions:
Dividends (from net investment income)	(0.43)	(0.73)	(0.72)	(0.77)	(0.54)
Distributions (from capital gains)	(0.37)	(0.64)	(1.03)	(0.99)	(0.07)
Total distributions	(0.80)	(1.37)	(1.75)	(1.76)	(0.61)
Net asset value, end of period	$50.23	$43.58	$39.48	$33.75	$35.27
Total return(2)	17.22%	14.31%	22.59%	0.68%	18.43%
Net assets, end of period (in thousands)	$512,742	$464,280	$446,026	$402,796	$429,403
Average net assets for the period (in thousands)	$484,461	$430,893	$426,775	$429,843	$417,575
Ratio of gross expenses to average net assets	0.62%	0.62%	0.62%	0.63%	0.63%
Ratio of net expenses to average net assets	0.62%	0.62%	0.62%	0.63%	0.63%
Ratio of net investment income/(loss) to average net assets	0.91%	1.54%	1.99%	1.85%	1.94%
Portfolio turnover rate(3)	56%	80%	79%	97%	67%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
(3)
Portfolio turnover rate excludes TBA (to be announced) purchase and sales commitments.
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Enterprise Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$94.21	$85.46	$67.02	$70.65	$59.27
Income from investment operations:
Net investment income/(loss)(1)	0.22	0.20	0.29	0.21	0.11
Net gain/(loss) on securities (both realized and unrealized)	14.99	14.53	23.06	(0.16)	15.67
Total from investment operations	15.21	14.73	23.35	0.05	15.78
Less distributions:
Dividends (from net investment income)	(0.33)	(0.06)	(0.16)	(0.18)	(0.17)
Distributions (from capital gains)	(8.58)	(5.92)	(4.75)	(3.50)	(4.23)
Total distributions	(8.91)	(5.98)	(4.91)	(3.68)	(4.40)
Net asset value, end of period	$100.51	$94.21	$85.46	$67.02	$70.65
Total return(2)	16.83%	19.47%	35.48%	(0.41)%	27.42%
Net assets, end of period (in thousands)	$736,679	$768,141	$791,044	$577,477	$618,750
Average net assets for the period (in thousands)	$763,345	$699,442	$707,052	$641,390	$556,940
Ratio of gross expenses to average net assets	0.71%	0.72%	0.72%	0.72%	0.73%
Ratio of net expenses to average net assets	0.71%	0.72%	0.72%	0.72%	0.73%
Ratio of net investment income/(loss) to average net assets	0.22%	0.25%	0.37%	0.29%	0.17%
Portfolio turnover rate	17%	16%	14%	14%	14%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
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Research Portfolio – Institutional Shares
	Years ended December 31
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$49.35	$40.79	$33.70	$36.51	$28.93
Income from investment operations:
Net investment income/(loss)(1)	(0.01)	0.14	0.21	0.19	0.16
Net gain/(loss) on securities (both realized and unrealized)	9.73	12.20	11.26	(0.94)	7.87
Total from investment operations	9.72	12.34	11.47	(0.75)	8.03
Less distributions:
Dividends (from net investment income)	(0.05)	(0.18)	(0.18)	(0.21)	(0.13)
Distributions (from capital gains)	(2.71)	(3.60)	(4.20)	(1.85)	(0.32)
Total distributions	(2.76)	(3.78)	(4.38)	(2.06)	(0.45)
Net asset value, end of period	$56.31	$49.35	$40.79	$33.70	$36.51
Total return(2)	20.33%	32.95%	35.52%	(2.58)%	27.88%
Net assets, end of period (in thousands)	$519,679	$474,525	$398,888	$328,803	$379,048
Average net assets for the period (in thousands)	$496,858	$414,413	$374,004	$380,194	$360,896
Ratio of gross expenses to average net assets	0.60%	0.60%	0.59%	0.58%	0.61%
Ratio of net expenses to average net assets	0.60%	0.60%	0.59%	0.58%	0.61%
Ratio of net investment income/(loss) to average net assets	(0.01)%	0.33%	0.55%	0.50%	0.48%
Portfolio turnover rate	33%	33%	38%	47%	55%

(1)
Per share amounts are calculated using the average shares outstanding method.
(2)
The return includes adjustments in accordance with generally accepted accounting principles required at period end date. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Portfolio with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
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Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve both extension risk, where during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally expected, and prepayment risk, where during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. These risks may reduce a Portfolio’s returns.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
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Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Restricted securities are securities acquired through nonpublic transactions that have limitations on their resale. Restricted securities are unregistered and may only be resold under certain circumstances as noted in Rule 144A of the 1933 Act.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value (“NAV”). Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
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Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges. To the extent a Portfolio engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Inflation-linked swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
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Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Portfolios are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in issuers than a portfolio that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Portfolio’s total assets in an industry or group of industries.
Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Portfolio to certain risks. Leverage can magnify the effect of any gains or losses, causing a Portfolio to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Portfolio to leveraged market exposure to commodities. In addition, a Portfolio’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Portfolio to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the
71 | Janus Aspen Series

security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or a Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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Explanation of rating categories

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Standard & Poor’s Ratings Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB
Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade
BB
Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

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Fitch, Inc.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A
High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Non-Investment Grade
BB
Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Moody’s Investors Service, Inc.

Bond Rating*	Explanation
Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa
Medium-grade obligations; neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.

*
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality
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assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolios’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. Reports and other information about the Portfolios are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.